                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549




                                    FORM 8-K



                                 CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                 Date of Report (Date of earliest event reported)
                                    May 9, 1996




                          DAMEN FINANCIAL CORPORATION
- -------------------------------------------------------------------------------
              (Exact name of Registrant as specified in its Charter)




         Delaware                  0-26574
36-4029638
- -------------------------------------------------------------------------------
      (State or other        (Commission File No.)         (IRS
Employer
      jurisdiction of
Identification
      incorporation)
Number)




   200 West Higgins Road, Schaumburg, Illinois
60195
- -------------------------------------------------------------------------------
     (Address of principal executive offices)                (Zip
Code)



Registrant's telephone number, including area code:   (708)
882-5320

- ------------------


                                        N/A
- -------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)

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Item 5.   Other Events
          ------------

     On May 9, 1996, the Registrant issued the attached press release announcing the receipt of stockholder approval of its stock based plans and its intention to repurchase up to 4% of its outstanding shares to fund its
Recognition and Retention Plan following the appropriate notice to the Office of Thrift Supervision.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

          (a)   Exhibits

                99  Press release, dated May 9, 1996.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        DAMEN FINANCIAL
CORPORATION



Date:    May 16, 1996             By:  /s/ Gerald R. Gartner
       ----------------
- ----------------------------------------
                                       Gerald R. Gartner,
Treasurer, Chief
                                       Financial Officer
(Principal
                                       Financial and Accounting
Officer)

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
                                  Index to Exhibits



Sequentially

Numbered Page

Where Attached
Exhibit
Exhibits
Number
are Located
- -------
- --------------

  99                 Press Release dated May 9, 1996
    5

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